Embassy Bancorp, Inc. 1

The Story of us embassy Bancorp, inc. 2

The Embassy Vision

Embassy Bank is a happy, team-oriented, entrepreneurial group of local professionals with significant financial services experience.

We possess an unmatched level of dedication to providing our valued customers with exceptional service.

Our total focus on customer satisfaction is the catalyst, continuously driving us to be able to provide the best financial products, services, technology and solutions.

As a team, we will strive to exceed customer expectations while setting the standard for relationship banking in the Lehigh Valley.

By regularly soliciting feedback from all Embassy Bank stakeholders - customers, employees, management, advisory boards, shareholders, directors and the Lehigh Valley community -we will constantly improve these attributes, contributing to shareholder value and generating exceptional performance. Embassy Bancorp, inc. 3

From humble beginnings … embassy Bancorp, inc. 4

To lehigh valley strong lehigh county Allentown Bethlehem Easton Northampton county embassy Bancorp, inc. 5

24

Years Serving Lehigh Valley10

Branch

Offices114

Dedicated Team Members29,439

Satisfied

Customers embassy bank figures as of 3/31/2025 embassy Bancorp inc. 6

Celebrating 25 years embassy bank for the lehigh valley 7

Supporters of Our Community $1.1M $14M192$4Bdonated to local charities and organizations annuallyof support to Lehigh Valley agencies since 2001organizations served in 2024In loans granted to Lehigh Valley residents and businesses since 2001 embassy Bancorp, inc. 8

Excellence in BankingMorning Call Readers’ Choice

Best Bank 11 Years in a rowWho’s Who in Business Lehigh Valley  American banker American banker magazine 45th of top 100 embassy Bancorp, inc. 9 winner 2022, 2023, 2024, 2025 Bauer Financial, Inc.

5-Star Rating

4th in Deposit Market ShareLehigh and Northampton Counties as of June 30, 2025 rank institution name total active branches total deposits ($000) deposit market share yoy change in branches yoy deposit growth (%) 1 2

345678910 1Wells Fargo Bank NA213,468,49319.43(1)-2%

2Truist Bank172,006,06811.240-11%

3Fulton Bank NA131,634,9609.160-1%

4Embassy Bank for the Lehigh Valley

10

1,614,424

9.05

0

3%

5PNC Bank NA111,451,2018.1305%

6Bank of America NA71,180,0176. 610-2%

7TD Bank NA5901,1365.05(2)-3%

8American Bank1822,0914.61012%

9Santander Bank NA7679,3043.810-3%

10New Tripoli Bank3563,9083.1600%Source: FDIC Summary of Deposits 10 embassy Bancorp, inc.  Annual Survey

Strong Organic Growth

(10-Year Growth Trends in $millions)


$690
$660
$799
$833
$858
$901
$957
$932
$1,013
$1,032
$1,090
$1,232
$1,108
$1,467
$1,208
$1,521
$1,254
$1,476
$1,268
$1,553
$1,281
$1,610
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2Q2025
Total Loans*
Total Deposits

11

*Does not include PPP loans

EMBASSY BANCORP, INC.

Core performance indicators – embassy bank for the lehigh valley $8,121 $10,515 ytd September 2024 ytd September 2025 net income Source: S&P Global Market Intelligence – Embassy Bank

12For the Lehigh Valley based on filed Call Report Data embassy Bancorp, inc.

Core Performance Indicators- Embassy Bank For the Lehigh Valley

Loan Yield


4.37%
4.43%
4.40%
4.52%
4.64%
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025

Cost of Funds


1.98%
1.91%
1.80%
1.81%
1.82%
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025

Source: S&P Global Market Intelligence – Embassy Bank For the Lehigh Valley based on filed Call Report Data

13 EMBASSY BANCORP, INC.

core performance indicators embassy bank for the lehigh valley. Source: S&P Global Market Intelligence – Embassy Bank

13For the Lehigh Valley based on filed Call Report Data embassy Bancorp, inc. return on average shareholders equity return on average assets Q3 2024Q4 2024Q1 2025Q2 2025Q3 2025 Q3 2024Q4 2024Q1 2025Q2 2025Q3 2025

12.65%13.25% 10.52%10.22%11.08% 0.65%0.65%0.69% 0.79% 0.87%

Your investment at work 522.83% overall growth rate (2002-2024) embassy Bancorp, inc. 15

Annual dividends

20182019202020212022202320242025

$0.40$0.42$0.35$0.30 $0.48

$0.17

$0.20 embassy Bancorp, inc. 16

$0.22

Embassy Bancorp, inc. embassy Bancorp, inc vs russell 2000 small cap stock index over 18 months  through October 29, 2025. Price change emyb up 32.71% russell 2000 up 23.25% emyp share price RUT index value JunJulAugSepOctNovDecFebMarAprMayJunJulAugSepOct  17 May

Reduces Outstanding Shares Provides Liquidity

Supports Stock Price

Grows Insider Ownership

Increases Earning Per Share

Signals Confidence Enhancing Shareholder  value Stock Repurchase Program embassy Bancorp, inc. 18

This presentation may contain forward-looking statements, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Embassy Bancorp, Inc.’s (“Company”) operations and policies and regarding general economic conditions. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions that, by their nature, are not susceptible to accurate forecast, and are subject to significant uncertainty.

Such forward-looking statements can be identified by the use of forward- looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy.

No assurance can be given that the future results covered by forward- looking statements will be achieved. Such statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward- looking statements.

Important factors that could impact the Company’s operating results include, but are not limited to, (i) the effects of changing economic conditions in the Company’s market areas and nationally, (ii) credit risks of commercial, real estate, consumer and other lending activities, (iii) significant changes in interest rates and related deposit flows, (iv) changes in federal and state banking laws and regulations which could impact the Company’s operations including policies of the U.S. Department of Treasury and Federal Reserve system, (v) changes in accounting policies or procedures as may be required by FASB or regulatory agencies, (vi) geopolitical events in the Ukraine and Russia,

(vii) adverse developments in the financial industry generally, such as the recent bank failures and related responsive measures to manage such developments, and (viii) other external developments which could materially affect the Company’s business and operations, as well as the risks described in the Company’s Form 10-K for the year ended December 31, 2024 and subsequent filings with the SEC.

Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While the Company believes these third-party sources to be reliable as of the date of this presentation, the Company has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. Caution on forward looking statements embassy Bancorp, inc. 19